39307961.2 EXECUTION COPY AMENDMENT TO AMENDED AND RESTATED PRECIOUS METALS CONSIGNMENT AGREEMENT This AMENDMENT TO AMENDED AND RESTATED PRECIOUS METALS CONSIGNMENT AGREEMENT (this “Amendment”) is entered into as of September 29, 2023 by and between BANK OF MONTREAL, a Canadian chartered bank (the “Metal Consignor”), and each of MATERION CORPORATION, an Ohio corporation (“BEM”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC., a New York corporation (“WAM”); MATERION TECHNICAL MATERIALS INC., an Ohio corporation (“TMI”); MATERION BRUSH INC., an Ohio corporation (“BWI”); and MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP., a New Mexico corporation (“AC”; collectively, the “Customers”). All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Consignment Agreement (as hereinafter defined). WHEREAS, Metal Consignor and the Customers are a party to the Amended and Restated Precious Metals Consignment Agreement, dated as of August 12, 2022 (the “Existing Consignment Agreement”); and WHEREAS, the Customers have requested that Metal Consignor enter into this Amendment to add certain Approved Locations to the Existing Consignment Agreement (as so amended, the “Consignment Agreement”). NOW THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: 1. Amendments. Schedule 1 of the Existing Consignment Agreement is hereby amended by adding the following: Approved Domestic Locations: Materion Brush Inc. 230 Shoemakersville Road Shoemakersville, PA 19555 Approved Foreign Locations: F-Magnesium Industry Co., Ltd No. 600 Haishan Road, 33842 LuZhu Dist, Taoyuan City, Taiwan. Quen Cheer Industrial Co. Ltd No. 95, Ln.608, Wangjian Rd., Xinwu District Taoyüan, Taoyuan City, Taiwan 326 Minchali Metal Industry Co., Ltd No.11&14, Beiyuan Rd, Zhongli Industrial Park, Zhongli Dist., Taoyuan City, Taiwan (R.O.C), 32063 Exhibit 10.2

39307961.2 - 2 - Materion Shanghai Co., Ltd. Location 1: Room 702, 7th Floor, No. 515 Qifan Road, Sen Lan Mei Huan Building, Shanghai Location 2: Nippon Express Global Logistics (Shanghai) Co., Ltd, Warehouse #48, No. 11 Debao Road, Free Trade Zone, Shanghai Materion Brush GmbH Motorstraße 34, 70499 Stuttgart, Germany Approved Refiners/Fabricators: Ames Advanced Material Corporation 3900 South Clinton Avenue South Plainfield, NJ 07080 Metalor USA Refining Corporation 255 John L Dietsch Blvd North Attleborough, MA 02763 2. Representations and Warranties. To induce the Metal Consignor to enter into this Amendment, the Customers each hereby represent and warrant to the Metal Consignor that: (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment; (b) the making and performance by such Person of this Amendment does not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it; (c) this Amendment has been duly executed and delivered by such Person and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and except as the same may be subject to general principles of equity; and (d) on and as of the date hereof, after giving effect to this Amendment, no Default or Event of Default exists under the Consignment Agreement. 3. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law). 4. Ratification. Except as amended hereby, the Consignment Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed. Nothing herein shall be construed or operate as a waiver of any right, power or privilege on the part of Metal Consignor under the Consignment Agreement. 5. Signatures. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or e-mail of a pdf copy shall be effective as an in-hand delivery of an original executed counterpart hereof. [Remainder of page intentionally left blank]

39307961.2 - 4 - [Signature Page to Amendment to Amended and Restated Precious Metals Consignment Agreement] MATERION TECHNICAL MATERIALS INC. By: _______________________________ Name: Christopher E. Eberhardt Title: Vice President and Treasurer MATERION BRUSH INC. By: _______________________________ Name: Christopher E. Eberhardt Title: Vice President and Treasurer MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP. By: _______________________________ Name: Christopher E. Eberhardt Title: Vice President, Treasurer and Secretary